UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2021
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)

1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On April 21, 2021, Sleep Number Corporation, a Minnesota corporation (“Sleep Number”), entered into a Fifth Amendment (the “Fifth Amendment”) amending and supplementing the Amended and Restated Credit and Security Agreement, dated as of February 14, 2018 (as amended, supplemented or otherwise modified from time to time, including by the Fifth Amendment, the “Credit Agreement”), among U.S. Bank National Association, as Administrative Agent, Swing Line Lender and Issuing Lender, and certain other financial institutions party thereto. Sleep Number also entered into various ancillary agreements related to the Credit Agreement, including certain supplemental security documents.

The Fifth Amendment, among other things, (a) increases the aggregate commitments under the secured revolving credit facility under the Credit Agreement from $450 million to $600 million, (b) increases the swing line loans available under the revolving credit facility from $40 million to $75 million, and (c) increases the accordion from $150 million to $200 million.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the complete terms of the Fifth Amendment, which Sleep Number will file as an exhibit to its next Quarterly Report on Form 10-Q.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On April 21, 2021, Sleep Number issued a press release announcing results for the fiscal first quarter ended April 3, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information under Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER EVENTS.
The Company also announced a replenishment of the Company's share repurchase authorization to $600 million, effective at the beginning of the fiscal second quarter.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 21, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: April 21, 2021	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Senior Vice President, Chief Legal and Risk Officer